UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            --------------------------
                                    FORM 8-K
                            --------------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2000


                               DOCPLANET.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        COLORADO                  ____________                     84-0645174
(STATE OR OTHER JURISDICTION OF   (COMMISSION                (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)           IDENTIFICATION NO.)


3000 W. WARNER AVENUE
 SANTA ANA, CALIFORNIA                                              92704-5311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (Zip Code)


  Registrant's  Telephone  Number,  including  area  code:  (714)  754-5800

                               NOT  APPLICABLE
(Former name, former address and former fiscal year if changed since lastreport)


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
ITEM  5.  OTHER  EVENTS

Conversion  of  Debt
--------------------

     In the past, DocPlanet.com, Inc. (the "Company") has borrowed money from certain shareholders, directors and officers of the Company. The loans are evidenced by promissory notes which bear interest at the bank prime rate plus 2%. Certain of the promissory notes were payable on demand, while certain of the promissory notes were payable on April 1, 1998 and were past due on November 30, 1999. By letter dated October 29, 1999, Charles R. Drummond committed not to demand payment of, or take action to collect on, the promissory notes, including those past due, owed to him until August 31, 2000 or such time as the Company has the ability to pay such notes.

     By resolution dated December 21,1999, the Board of Directors of the Company approved the conversion of loans from directors and officers of the Company, in whole or in part, into common stock, no par value per share ("Common Stock"), of the Company at $3.00 per share.

     Pursuant to a Conversion Agreement dated March 13, 2000, to be effective as of February 29, 2000, Charles R. Drummond exercised his right of conversion by converting all of the $6,839,103 debt, which includes accrued interest through February 29, 2000, owed to him by the Company into 2,279,701 shares of the Company's Common Stock.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable

     (c)     Exhibits

     99.1*   Press  Release  dated  March  13,  2000

     99.2*   Conversion  Agreement  dated  March  13,  2000.
     ____________________

*filed  herewith

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DOCPLANET.COM,  INC.

                            By:     /s/ Charles  R.  Drummond
                                    -----------------------------------------
                                    Charles  R.  Drummond
                                    -----------------------------------------
                                    Chairman,  Chief  Executive  Officer  and
                                    -----------------------------------------
                                    Treasurer
                                    -----------------------------------------



Date:     March  13,  2000

                                  EXHIBIT INDEX

Exhibit
-------
Number          Description
-------         -----------

     99.1*           Press  Release  dated  March  13,  2000

     99.2*          Conversion  Agreement  dated  March  13,  2000.


-----------------

*filed  herewith